P I O N E E R S  I N  S M A L L  C A P  I N V E S T I N G

                                    CONESTOGA
                                CAPITAL ADVISORS

                       The Conestoga Small Cap Mutual Fund

Managed by Partners William C. Martindale and Robert M. Mitchell of Conestoga Capital Advisors located in Radnor, PA, the Conestoga Small Cap Mutual Fund provides investors with access to Conestoga's expertise in small cap management. The Fund's investment objective is to generate long-term investment returns favorable to the Russell 2000 Index with lower risk. For additional information, please go to www.conestogacapital.com, or contact Rip Scott, Director of Marketing, at 1-800-320-7790.
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

   Characteristics as of 6/30/04:                             Top Ten Holdings as of 6/30/04:
   -----------------------------                              ------------------------------

                           Conestoga      Russell 2000        1.   Graco                            3.52%
                             Fund            Inde             2.   SCP Pool Corp.                   3.06%
                          ---------      -------------        3.   Techne Corp.                     2.95%
                                                              4.   Oshkosh Truck Corp.              2.92%
P/E Calendar (`04)          22.94X          31.83X            5.   Plantronics, Inc.                2.86%
Earnings Growth             16.00%          15.00%            6.   Startek, Inc.                    2.84%
PEG Ratio                    1.43            2.12             7.   Factset Research Systems, Inc.   2.68%
ROE                         19.93%           6.70%            8.   ICU Medical, Inc.                2.66%
Mkt. Cap. (millions)        $ 1035           $ 980            9.   Franklin Electric, Inc.          2.57%
Debt/Capital                16.00%          35.00%            10.  Curtiss Wright Corp.             2.55%
Dividend Yield              0.64%            0.99%
No. of Holdings               45              N/A



Performance as of 6/30/04:


                       Trailing 3   Trailing 12  Since Inception
                         Months        Months    (10/01/02-6/30/04)     Expense Ratio:
                       ----------   -----------     Annualized          --------------
                                                 ---------------
                                                                        Management Fee          1.20%
Conestoga Fund            5.38%        29.25%         27.60%            Additional Expenses     0.15%
Russell 2000 Index        0.47%        33.37%         32.86%            12b-1 Fee               0.25%
S&P 600 Index             3.37%        34.08%         30.16%            ---------               -----

                                                                        Total Fees              1.60%

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Disclosures: The Conestoga Small Cap Fund can be purchased fund direct or through Fidelity Investments and First Clearing Corp. Please contact Conestoga Capital Advisors for additional instructions. Conestoga Fund and Russell 2000 characteristics generated by Factset analytical system. Multex Earnings Estimates interfaced with Factset. Performance is based upon closing NAV calculation on listed dates and represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the performance quoted. Performance data includes the reinvestment of dividends. Investment returns and principal value of an investment in Conestoga Small Cap Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. For the fund's daily NAV, list of additional holdings, total return as of the most recent month-end and a copy of the fund prospectus please visit www.conestogacapital.com or call 1-800-320-7790. The prospectus contains information about the Fund's investment objective, risks and changes and expenses which an investor should consider before investing.

Conestoga Capital Advisors o 259 N. Radnor-Chester Road o Radnor Court,
                          Suite 120 o Radnor, PA 19087
       Phone: 484-654-1380 o Fax: 610-225-0533 o www.conestogacapital.com